OPTIONS AND WARRANTS	12 Months Ended
Mar. 31, 2021
OPTIONS AND WARRANTS
NOTE 10 - OPTIONS AND WARRANTS

NOTE 10 - OPTIONS AND WARRANTS

The Company has not granted any options since inception.

The Company granted warrants in connection with various convertible debentures in previous periods. As of March 31, 2020, there are 2,917,000 (after adjustment) remaining warrants to purchase shares of common stock outstanding, classified as a warrant liability, which expire on January 31, 2022, with an exercise price of 45% of the market value of the common shares of the Company on the date of exercise. The remaining outstanding warrants were cancelled in connection with the legal settlement with Vista Capital Investments, LLC, on April 9, 2020. See discussion in Note 11. The related warrant liability was revalued upon cancellation on April 9, 2020, resulting in no change to the fair value of the warrant liability and the $90,000 fair value was reclassified to equity.